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                                                                   EXHIBIT 10.56

                BANK PLUS CORPORATION DEFERRED COMPENSATION PLAN
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          1.   Purpose.  The purpose of the Bank Plus Corporation Deferred
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Compensation Plan (the "Plan") is to permit eligible officers and directors of
Bank Plus Corporation (the "Company") and its subsidiaries to defer the payment of certain compensation payable to them for their services.

          2.   Definitions.
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          (a)  "Accounts" mean the Deferral Account, the Restricted Stock Award
Account and the Company Contribution Account established for a Participant pursuant to Section 6.

          (b)  "Bank" means Fidelity Federal Bank, A Federal Savings Bank.

          (c) "Base Salary" means the Participant's annual base salary from the Company and its subsidiaries for any Plan Year, before reduction for deferrals pursuant to this Plan, the 401(k) Plan, or a cafeteria plan under Section 125 of the Internal Revenue Code of 1986, as amended.

          (d) "Beneficiary" means the person(s) designated by a Participant to receive payment of his or her Accounts in the event of his death pursuant to
Section 9.

          (e)  "Board" means the Board of Directors of the Company.
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          (f)  "Bonus" means the incentive performance bonus which is payable to
Participant for his or her services for the Company or any of its subsidiaries.


          (g) "Change in Control" shall be deemed to occur if (i) any "person" (as such term is defined in Section 3(a) and as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), excluding the Company, the Bank or any of the Company's other subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company, the Bank or any of the Company's other subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportion as their ownership of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the then outstanding securities ("Voting Securities of the Company"); (ii) during any period of not more than two years, individuals who constitute the Board as of the beginning of the period and any new director (other than a director designated by a person who has

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entered into an agreement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at such time or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or any agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, (v) a sale or sales or other disposition or dispositions by the Company which results in the Company ceasing to beneficially "own" (within the

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meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than
50% of the Voting Securities of the Bank; (vi) a sale or sales of all or substantially all of the assets of the Bank, in a single transaction or series of transactions, other than to a direct or indirect subsidiary of the Company;
or (vii) a merger or other combination involving the Bank as a result of which the Company ceases to beneficially own, directly or indirectly, more than 50% of the Voting Securities of the Bank or the successor to the Bank.

          (h) "CIC Payment" means a payment of any cash amount to a Participant due to a Change in Control pursuant to any plan, arrangement or agreement maintained by, or entered into with the Company or the Bank.

          (i) "Committee" means the Committee appointed to administer the Plan pursuant to Section 11.

          (j) "Company Contributions" mean amounts credited to Participants by the Company pursuant to Sections 5(a) and (b).

          (k) "Company Contributions Account" means an account established pursuant to Section 6.

          (l) "Deferral Account" means an account established pursuant to
Section 6.

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          (m) "Director" means a member of the Board or the board of directors of the Bank or any other subsidiary of the Company who is not an employee of any Employer.

          (n) "Director Fees" means a Director's annual retainer and fees for service as a Director for a Plan Year.

          (o) "Effective Date" means August 1, 1997.

          (p) "Election Form" means a written election to defer compensation under the Plan on a form approved by the Committee.

          (q) "Eligible Employee" means an officer of an Employer who is designated by the Committee to participate in the Plan.

          (r) "Employer" means the Company, the Bank and any other subsidiary of the Company which has been designated by the Board.

          (s) "Financial Hardship" means an unanticipated emergency caused by an event which is beyond the Participant's control and which would result in severe financial hardship to the Participant.

          (t) "401(k) Plan" means the Fidelity Federal Bank 401(k) Savings and Investment Plan.

          (u) "In-Service Distribution" means a distribution that occurs while a Participant remains in service with the Company.

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          (v)  "Investment Fund" means certain investment alternatives designated by the Committee from time to time, in its sole discretion, for determining adjustments of amounts credited to the Accounts of Participants.

          (w) "Participant" means an Eligible Employee or Director who is participating in the Plan pursuant to Section 3.

          (x) "Plan Year" means the period beginning on August 1, 1997 and ending on December 31, 1997 and each calendar year thereafter.

          (y) "Post-Termination Distribution" means a distribution that occurs after the Participant has separated from service with the Employer.

          (z) "Restricted Stock Award" means the shares of restricted common stock of the Company which would otherwise be granted to the Participant by the Company.
          (aa) "Restricted Stock Award Account" means an account established pursuant to Section 6.

          (bb) "Retirement" means termination of service on or after attaining age 55.

          (cc) "Stock Units" mean stock units representing Restricted Stock Awards which may be deferred under this Plan. Each Stock Unit shall be the equivalent of one share of the Company's common stock.

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          3.  Eligibility and Participation.
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          (a) In order to participate in the Plan for any Plan Year, an Eligible
Employee or Director must file an Election Form with the Committee prior to the beginning of the Plan Year. Notwithstanding the foregoing, an Eligible Employee or Director may become a Participant for the first Plan Year by filing an election form with the Committee no later than 30 days after the Effective Date.

          (b) Participation in the Plan shall continue until the balance credited to the Participant's Accounts has been paid in full to the Participant or such Participant's Beneficiary.

          4.  Amount of Deferral; Time of Payment.
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          (a) An Eligible Employee may elect on an Election Form to defer payment of (i) up to 50% (in increments of 5%) of his Base Salary, (ii) up to 100% (in increments of 5%) of his Bonus, (iii) up to 100% (in whole shares) of his Restricted Stock Awards and (iv) up to 100% (in increments of 5%) of his CIC Payments. A Director may elect on an Election Form to defer payment of up to 100% (in increments of 5%) of his Director Fees. In no event may a deferral be made of less than $2,000 for any Plan Year. Notwithstanding anything contained herein to the contrary, deferrals for the first Plan Year with respect to Base Salary and Director Fees shall not be applicable to Base Salary and Director Fees payable for services rendered prior to the date an Election Form is received by the Committee.

          A Participant may change his or her deferral percentage(s) for any Plan Year by filing a new Election Form with the Committee prior to the beginning of such Plan Year. A Participant may discontinue deferrals at any time during the Plan Year, provided, however, that such Participant shall not be
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permitted to resume participation in the Plan until the next following Plan
Year.
          (b) The Election Form shall specify whether the Participant's Accounts shall be paid in a Post-Termination Distribution or an In-Service Distribution. In no event may

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an In-Service Distribution be made prior to one year after the end of the Plan
Year in which the amount deferred has been credited to the Participant's
Accounts.

          In no event may Stock Units be distributed to a Participant until such Stock Units are vested. A Participant shall become vested in Stock Units held in the Plan at a rate of 33-1/3% on each of the first, second and third anniversary of the date of deferral of the Restricted Stock Award; provided,
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that, the Participant has remained in employment with the Employer and its
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affiliates until such respective anniversary date; provided, further, that a
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Participant shall become 100% vested in Stock Units credited to his Restricted
Stock Award Account in the event of his termination of employment by reason of death, disability or Retirement or upon the occurrence of a Change in Control. If a Participant terminates employment at any time prior to becoming 100% vested, the unvested Stock Units shall be forfeited.

          5.  Company Contributions.
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          (a) The Company may from time to time, in its discretion, credit additional amounts to Participants which shall be allocated to their Company Contributions Accounts in such manner as the Company shall determine in its sole discretion.

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          (b) As of the close of each calendar quarter, the Company may credit the Company Contributions Account of each Participant who is an Eligible Employee with a matching contribution. The amount of the matching contribution, if any, shall be equal to such percentage of the Base Salary deferred by the Participant under Section 4 for the calendar quarter, as determined by the Company in its sole discretion.

          (c) Amounts held in the Company Contributions Accounts shall be distributed to a Participant only to the extent such amounts are vested. A Participant shall become vested in Company Contributions made on his or her behalf, and all earnings allocable thereunder, in accordance with the 401(k) Plan vesting schedule in effect on the date of the Participant's termination of employment. The balance, if any, of such Company Contributions Accounts shall be forfeited upon termination of the Participant's employment to the extent not vested.
          (d) Notwithstanding the foregoing, upon the occurrence of a Change in Control, Participants shall automatically become 100% vested in their Company Contributions Accounts.

          6.  Accounts.  The Company shall establish Accounts for each
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Participant on its books.

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          (a) The Participant's deferrals of Base Salary, Bonus, Director Fees and CIC Payments under Section 4 shall be credited to the Participant's Deferral Account; Company Contributions made under Section 5 shall be credited to the Participant's Company Contributions Account. The Participant's Deferral Account and Company Contributions Account shall be allocated in multiples of 10% in accordance with the Participant's investment election, among the Investment Funds, as if invested in the applicable Investment Fund as of the last business day of the month in which such deferrals and/or contributions are allocated to a Participant's Accounts. Such investment election may be changed by written notice to the Committee once each calendar quarter. The balance credited to such Accounts shall be adjusted from time to time to reflect the equivalent investment performance of the applicable Investment Fund.

          (b) The Participant's deferrals of Restricted Stock Awards under
Section 4 shall be represented by Stock Units which shall be credited to the Participant's Restricted Stock Award Account. If dividends are paid with respect to the Company's common stock, the Participant's Deferral Account shall be credited with an amount equal to the product of the per share dividend and the number of

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Stock Units credited to the Participant's Restricted Stock Award Account. Such
amounts shall be allocated in accordance with the Participant's investment election, among the Investment Funds, as provided by Section 6(a).

          7.  Payment of Accounts.
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          (a) If a Participant separates from service with the Employer for reasons other than death or Retirement, his or her Accounts shall be paid, in the sole discretion of the Committee, in a lump sum within 90 days after the end of the calendar year of such separation or in five annual installments beginning within 90 days after the end of the calendar year of such separation; provided,
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however, that Stock Units held in the Restricted Stock Award Account shall be
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paid solely in whole shares of common stock of the Company.  The amount of each subsequent installment shall be adjusted to reflect investment performance in accordance with Section 6.

          (b) If a Participant separates from service with the Employer by reason of Retirement, his or her Accounts shall be paid, as specified in his or her Election Form, in a lump sum within 90 days following the end of the calendar year of such Participant's Retirement, or in up to 15 annual installments beginning within 90 days after the end of the calendar year of the Participant's Retirement; provided,
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however, that Stock Units held in the Restricted Stock Award Account shall be
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paid solely in whole shares of common stock of the Company. The amount of each subsequent installment shall be adjusted to reflect investment performance in accordance with Section 6.

          (c) If a Participant dies while in service with the Employer, his or her Accounts shall be paid to his or her Beneficiary in a lump sum within 90 days following the date of death; provided, however, that Stock Units held in
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the Restricted Stock Award Account shall be paid solely in whole shares of common stock of the Company.

          (d) If a Participant has elected to receive an In-Service Distribution, payment of his or her Accounts shall be made in a lump sum on the date specified on the Participant's Election Form; provided, however, that Stock
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Units held in the Restricted Stock Award Account shall be paid solely in whole shares of common stock of the Company, provided, further, that in the event of
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the Participant's separation from service for any reason, distribution of any remaining amounts credited to his or her Accounts shall be made in accordance with the applicable provisions of paragraph (a), (b) or (c) of this Section.

          (e) Notwithstanding the foregoing, a Participant may specify a different method of payment of his or her

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Accounts pursuant to paragraph (b) of this Section by filing a new Election Form with the Company prior to the beginning of the year of the Participant's Retirement or death.

          8.  Financial Hardship and Other Distributions.
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          (a) In the event of a Participant's Financial Hardship, the Committee may determine, in its sole discretion, to pay the Participant the amount necessary to relieve such Financial Hardship.

          (b) Upon at least 10 days' prior written notice to the Company, a Participant may elect to receive from the Participant's Accounts the amount specified in the notice, reduced by a penalty equal to ten percent of such amount, which penalty shall be forfeited to the Company. A Participant who has received a distribution under this paragraph may not make additional deferrals under the Plan for a period of twelve months following such distribution.

          9.  Designation of Beneficiary.  Each Participant may designate or
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change the designation of a Beneficiary or Beneficiaries to receive any payments due hereunder upon his death by filing a designation form with the Committee, on a form approved by it, at any time prior to his death. The Committee shall be bound by the last designation form filed with it by the Participant prior to his death. In the absence of such designation of a Beneficiary by a

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Participant, or if no Beneficiary shall survive him, the Participant's
Beneficiary shall be his estate.

          10. Contractual Obligation.  The obligations of the Company to make
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payments hereunder shall be contractual only and all such payments shall be made from the general assets of the Company. Each Participant, Beneficiary and any other person or persons having or claiming a right to payments hereunder shall rely solely on the unsecured promise of the Company, and nothing herein shall be construed to give a Participant, Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the Company or in which it may have any right, title or interest now or in the future. The Company may, in its sole discretion, establish a grantor trust for the payment of benefits under the Plan. The assets of such trust, if any, will be subject to the claims of the Company's general creditors. To the extent that benefits are paid by the trust, the Company shall have no further obligation to pay such benefits.

          11. Administration.  The Plan shall be administered by a committee
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(the "Committee") of at least three persons appointed by the Board.  The
Committee shall have the authority to establish, amend and revoke from time

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to time rules and regulations relating to the Plan and to decide all questions involving the administration, interpretation or application of the Plan. Any decision by the Committee concerning the Plan shall be final and binding on all persons participating in the Plan and their Beneficiaries. No member of the Committee shall be personally liable for any action or determination under the Plan.

          12. No Assignment.  No right or benefit or payment under the Plan
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shall be subject to assignment, sale or other transfer nor shall it be liable or subject in any manner to attachment, garnishment or execution.

          13. No Right to Continued Service.  Neither the provisions of the
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Plan nor any action taken thereunder shall be construed to give any Participant any right to be retained in the service of the Company, an Employer or any other subsidiary of the Company.

          14. Taxes.  The Company shall have the right to withhold from any
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payment made under the Plan any taxes required by law to be withheld with respect to the payment.

          15. Amendment or Termination.  The Board may amend or terminate the
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Plan at any time in its discretion, provided that any amendment of the Plan may not adversely affect the rights of any Participant to receive benefits

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under the Plan in accordance with its terms in effect prior to such amendment.

          16. Governing Law.  The Plan shall be governed by and construed in
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accordance with the laws of the State of California, without reference to rules relating to conflicts of law.

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